UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 5, 2007

                               OrganiTech USA Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                   000-22151             93-0969365
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(State or other jurisdiction of      (Commission    (IRS Employer Identification
        incorporation)               File Number)                No.)

Yoqneam Industrial Area, P.O. Box 700, Yoqneam, Israel            20692
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       (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:               972-4-9590-515

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY LAWS; CHANGE IN FISCAL
YEAR.

Effective November 5, 2007, our Board of Directors amended our By Laws to include the following changes.

We revised our Bylaws to reflect our current name, OrganiTech USA Inc. We revised Article I to reflect the current location of our principal offices. We added a section to Article II to provide for action by written consent by the holders of not less than the number of votes that would be required to authorize an action at a meeting at which all shares entitle to vote were present and voted. We revised Article III, Section 2 to remove the reference to holders of preferred stock. We revised Article III, Section 5 to remove the word "special" from the description of meetings. We added new Article VI, to provide for indemnification of directors and officers to the full extent allowed under Delaware General Corporation Law. We added Article XII to clarify that calendar days shall be used to calculate all time periods referenced in our Bylaws.

The foregoing description of the Amended Bylaws is qualified in its entirety by, and made subject to, the more complete information set forth in the Amended Bylaws of OrganiTech USA Inc., included as Exhibit 3.1, filed herewith.

This report may contain forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-KSB and other reports filed with the Securities Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NUMBER      DESCRIPTION
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3.1                 Amended Bylaws of OrganiTech USA Inc., adopted November 5,
                    2007 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             OrganiTech USA Inc.
                                             -------------------
                                             (Registrant)

Date NOVEMBER 26, 2007

                                             By: /s/ Yaron Shalem
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                                             Yaron Shalem
                                             Chief Financial Officer